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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 30, 2003


                               CuraGen Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                      0-23223                    06-1331400
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    (State or other                (Commission                (IRS Employer
    jurisdiction of                File Number)            Identification No.)
     incorporation)

                        555 Long Wharf Drive, 11th Floor
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                          New Haven, Connecticut 06511
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 401-3330

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Item 5. Other Events and Regulation FD Disclosure.

On January 30, 2003, the Registrant issued a press release to announce its financial results for the fourth quarter of 2002 and the year ended December 31, 2002. In addition, the Registrant provided guidance on its business and financial outlook for the current year. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

Exhibit Number       Description
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     99.1            Press release of Registrant dated January 30, 2003.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CURAGEN CORPORATION
                                           (Registrant)



Date: January 30, 2003                     By: /s/ David M. Wurzer
                                               --------------------------------
                                           Name:   David M. Wurzer
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer